Relevant events of the year	12 Months Ended
Jun. 30, 2024
Relevant events of the year
Relevant events of the year

36. Relevant events of the year

General Ordinary and Extraordinary Shareholders’ Meeting - CRESUD

On October 5, 2023, General Ordinary and Extraordinary Shareholders’ Meeting was held, where it was approved to allocate the results of the year as follows: (I) to the integration of the Legal Reserve for the sum of ARS 2,141.8 million , which updated as of the date of this meeting, amounts to the sum of ARS 2,561 million; and (II) the balance for the sum of ARS 40,693.3 million, which updated as of the date of this meeting amounts to the sum of ARS 48,659.4 million, to be used for the distribution of a dividend to shareholders in proportion to their holdings. shares, payable (i) in cash for the sum of ARS 22,000 million; (ii) in kind, the species being shares issued by IRSA Inversiones y Representaciones Sociedad Anónima (“IRSA”), owned by the Company and for the amount of 22,090,627 VN ARS 10, an amount that was updated by the liquidation derived from the distribution of released shares and change in par value, by applying a conversion ratio that for each share of par value ARS 1 corresponded to 0.90780451408 shares of par value ARS 10, at the closing price on October 4, 2023 of ARS 644.75 per IRSA share; and, (iii) the balance for the sum of ARS 12,416.5 million to the constitution of a Reserve for future dividends. The amounts are expressed in the currency defined as approved by the General Ordinary and Extraordinary Meeting of Shareholders.

Likewise, it was decided to approve the distribution of the total amount of 5,791,355 treasury shares in the portfolio to the Shareholders in proportion to their shareholdings.

On October 20, 2023, CRESUD reported that it had made the payment of the cash dividend approved at the meeting held on October 5, 2023 in Argentina.

With respect to our holders of Global Depositary Shares (“GDS”), and due to the exchange and stock exchange regulations in force in the Argentine Republic, which have increased their restrictions in recent weeks, the Bank of New York Mellon (“BONY” ), depositary bank of the GDS, is prevented from distributing the dividend paid by the Company.

Given the aforementioned restrictions, the Company has deposited the corresponding funds in a common investment fund Super Ahorro ARS (pure money market fund) managed by Banco Santander, BONY's representative bank in Argentina and is collaborating with BONY in order to analyze possible alternatives for the distribution or investment of said funds until such time as that entity can channel them in favor of the GDS holders, making available to any GDS holder who so decides the pesos corresponding to their dividend.

After the end of the period, on January 29, 2024, once the corresponding administrative processes had been completed, the distribution of treasury shares was carried out among ADS holders.  Likewise, on February 5, 2024, the Depositary paid the cash dividend for a net amount per ADS of USD 0.370747, including the yield of the “Super Ahorro $” fund, and on February 6, 2024, the distribution of the dividend in kind in IRSA shares was completed, corresponding 0.03759066 GDS of IRSA for each ADS of CRESUD.

The aforementioned corresponds to the payment of dividends to foreign holders, the dividends to local holders were canceled on October 12, 2023.

Change in Warrants terms and conditions- CRESUD

Because of the payment of cash dividends and the pro-rata distribution of treasury shares among its shareholders, made by the Company on October 12, 2023, certain terms and conditions of the outstanding warrants to subscribe common shares have changed:

•	Number of shares to be issued per warrant: Pre-dividend ratio: 1.1232. Post-dividend ratio: 1.2548.

•	Exercise price per new share to be issued: Pre-dividend price: USD 0.5036. Post-dividend price: USD 0.4508.

The other terms and conditions of the warrants remain the same.

Cash dividend payment - CRESUD

On May 2, 2024, through a Board Meeting in accordance with the delegation resolved by the Ordinary and Extraordinary General Shareholders’ Meeting of CRESUD on October 5, 2023, regarding the utilization and allocation of the special reserve, it was approved to make available to its shareholders, starting from May 14, 2024, a cash dividend for the amount of ARS 30,000 million. These were paid fully as of the date of these consolidated financial statements. The amounts are expressed in the currency defined as approved by the Ordinary and Extraordinary General Meeting of Shareholders.

Change in Warrants terms and conditions - CRESUD

Because of the payment of cash dividends and the pro-rata distribution of treasury shares among its shareholders, made by the Company on May 14, 2024, certain terms and conditions of the outstanding warrants to subscribe common shares have changed:

•	Number of shares to be issued per warrant: Pre-dividend ratio: 1.2548. Post-dividend ratio: 1.3146.
•	Exercise price per new share to be issued: Pre-dividend price: USD 0.4508. Post-dividend price: USD 0.4303.

The other terms and conditions of the warrants remain the same.

Warrants exercise - CRESUD

During the fiscal year ended June 30, 2024, certain warrant holders exercised their right to purchase additional shares. For this reason, USD 1.3 million were received, for a converted warrants of 2,295,149 and a total of 2,965,437 common shares were issued.

Shares Buyback Program – New program - IRSA

On June 15, 2023, the Board of Directors of IRSA approved a new program for the buyback program of shares issued by the Company and established the terms and conditions for the acquisition of treasury shares issued by the Company, under the terms of Article 64. of Law No. 26,831 and the CNV regulations, for up to a maximum amount of ARS 5,000 million and up to 10% of the share capital, up to a daily limit of up to 25% of the average volume of daily transactions that the shares have experienced of the Company, jointly in the markets it is listed, during the previous 90 business days, and up to a maximum price of USD 8 per GDS and ARS 425 per share. Likewise, the repurchase period was set at up to 180 days, beginning the day following the date of publication of the information in the Daily Bulletin of the Buenos Aires Stock Exchange.

IRSA reported that on September 5, 2023, the Company's Board of Directors resolved to modify the acquisition price of its own shares, establishing a maximum value of USD 9 per GDS and up to a maximum value in pesos of ARS 720 per share, maintaining the remaining terms and conditions duly communicated.

On November 6, 2023, the Board of Directors of IRSA resolved to extend the term of the shares repurchase program for an additional period of 180 days from the expiration of the term of the current share buyback program for the acquisition of own shares approved on June 15, 2023, which expired on December 13, 2023, with the remaining terms and conditions duly communicated.

On November 29, 2023, the Board of Directors resolved to modify the acquisition price of its own shares, establishing a maximum value of USD 11.00 per GDS and up to a maximum value in pesos of ARS 1,320 per share, maintaining the remaining terms and conditions duly communicated.

On January 4, 2024, IRSA reported that the Share Buyback Program approved by the Board of Directors on June 15, 2023, for up to the sum of ARS 5.000 million, with a validity period set at 180 days, extended for an additional period of 180 days from the initial expiration date on December 13, 2023, ended on December 21, 2023, as the amount duly approved for the acquisition of own shares had been fully utilized, with 99.95% of the program completed.

On January 4, 2024, the Board of Directors of IRSA approved a new program for the buyback program of shares issued by the Company and established the terms and conditions for the acquisition of treasury shares issued by the Company, under the terms of Article 64. of Law No. 26,831 and the CNV regulations, for up to a maximum amount of ARS 6,500 million and up to 10% of the share capital, up to a daily limit of up to 25% of the average volume of daily transactions that the shares have experienced of the Company, jointly in the markets it is listed, during the previous 90 business days, and up to a maximum price of USD 10 per GDS and ARS 1,200 per share. Likewise, the repurchase period was set at up to 180 days, beginning the day following the date of publication of the information in the Daily Bulletin of the Buenos Aires Stock Exchange. On March 1, 2024, the Company announced the completion of the share buyback program, having acquired the equivalent of 6,503,318 common shares, which represent approximately 99.91% of the approved program and 0.88% of the outstanding shares.

On March 20, 2024, the Board of Directors of IRSA approved a new program for the buyback program of shares issued by the Company and established the terms and conditions for the acquisition of treasury shares issued by the Company, under the terms of Article 64. of Law No. 26,831 and the CNV regulations, for up to a maximum amount of ARS 6,500 million and up to 10% of the share capital, up to a daily limit of up to 25% of the average volume of daily transactions that the shares have experienced of the Company, jointly in the markets it is listed, during the previous 90 business days, and up to a maximum price of USD 11 per GDS and ARS 1,250 per share. Likewise, the repurchase period was set at up to 180 days, beginning the day following the date of publication of the information in the Daily Bulletin of the Buenos Aires Stock Exchange.

On April 22, 2024, IRSA announced the completion of the share buyback program approved on March 20, 2024, having acquired the equivalent of 6,337,939 common shares, which represent approximately 99.54% of the approved program and 0.86% of the outstanding shares.

Since the beginning of the program approved on June 15, 2023, including the programs approved on January 4 and March 20, 2024, and until the closing date of these Consolidated Financial Statements, IRSA acquired 20,681,131 common shares (nominal value ARS 10 per share) for a total of ARS 17,865 million. The amounts are expressed in the currency at the time of acquisition.

On May 30, 2024, the Board of Directors has approved the incorporation into the Company’s own portfolio of the shares not currently registered under the custody of Caja de Valores S.A. derived from an exchange process carried out in 1994 that were timely exchanged for shares of the company Sociedad Anónima Mercado del Abasto (“SAMAP”) (later Alto Palermo S.A., then IRSA Propiedades Comerciales S.A. by a change in the corporate name and currently IRSA, after the merger process of 2022). Given the time elapsed, and after making significant and public efforts to enable the holders of these shares to complete the corresponding exchange, the Board has decided to apply the liberatory prescription provided for in the Civil and Commercial Code, having met the assumptions for its exercise: lapse of time during the legal term (10 years) and creditor’s inaction.

Consequently, the Company will receive 5,125,667 shares of VN ARS 10 from IRSA which will remain in the Company’s portfolio.

Change in the total amount of shares and its nominal value - IRSA

On September 13, 2023, IRSA announced that having obtained the authorizations from the CNV and the Buenos Aires Stock Exchange as resolved at the Shareholders' Meeting held on April 27, 2023, in relation to:

(i)

an increase in the capital stock in the amount of ARS 6,552.4 million, through the partial capitalization of the Share Premium account, resulting in the issuance of 6,552,405,000 common shares, with a par value of ARS 1 (one peso) and with the right to one vote per share; and

(ii)	changing the nominal value of the ordinary shares from ARS 1 to ARS 10 each and entitled to one (1) vote per share.

The Company informs all shareholders who have such quality as of September 19, 2023, according to the registry maintained by Caja de Valores S.A., that from September 20, 2023, the shares distribution and the change in nominal value was made simultaneously and the entry of the change of 811,137,457 book-entry common shares, with a nominal value of ARS 1 each and one vote per share, for the quantity of 736,354,245 book-entry common shares with a nominal value of ARS 10 each and one vote per share, consequently, a reverse split of the Company’s shares shall be carried out, where every 1 (one) old share with nominal value of ARS 1 shall be exchanged for 0.907804514 new shares with nominal value ARS 10. The new shares distributed due to the described capitalization have economic rights under equal conditions with those that are currently in circulation.

Regarding the shareholders who, because of the entry in the Scriptural Registry, have fractions of common shares with a nominal value of ARS 10 and one vote per share, they were settled in cash in accordance with the listing regulations of Bolsas y Mercados Argentinos. Regarding the shareholders who, due to the exchange of shares did not reach at least one share with a nominal value of ARS 10, the necessary amount was assigned to them until the nominal value of ARS 10 is completed.

The Company share capital after the indicated operations will amount to ARS 7,364 million represented by 736,354,245 book-entry common shares with a nominal value of ARS 10 each and one vote per share.

   Likewise, the Buenos Aires Stock Exchange has been requested to change the modality of the negotiation of the shares representing the share capital. Specifically, the negotiation price will be registered per share instead of being negotiated by Argentine peso (ARS) of nominal value, given that the change in nominal value, and the issuance of shares resulting from the capitalization, would produce a substantial downward effect on the share price. This capitalization and change in the nominal value of the shares do not modify the economic values of the holdings or the percentage of participation in the share capital.

Warrants – Modification on Ratio and Price - IRSA

On September 15, 2023, IRSA reported that as a result of (i) an increase in the capital stock through the partial capitalization of the Issue Premium account; and (ii) an amendment to section seven of its bylaws, changing the nominal value of the ordinary shares from one peso (ARS 1) to ten pesos (ARS 10) each and entitled to one (1) vote per share, which was informed in September 13, 2023, where the outstanding shares will change from 811,137,457 common shares, with a nominal value of ARS 1 each and one vote per share, to 736,354,245 common shares with a nominal value of ARS 10 each and one vote per share, as it was approved by the shareholders meeting held on April 27, 2023. The terms and conditions of the outstanding warrants for common shares of the Company have been modified as follows:

Amount of shares to be issued per warrant:

•	Ratio previous to the adjustment: 1.1719 (Nominal Value ARS 1);

•	Ratio after the adjustment (current): 1.0639 (Nominal Value ARS 10).

 Warrant exercise price per new share to be issued:

•	Price previous to the adjustment: USD 0.3689 (Nominal Value ARS 1);

•	Price after the adjustment (current): USD 0.4063 (Nominal Value ARS 10).

 The other terms and conditions of the warrants remain the same.

General Ordinary and Extraordinary Shareholders’ Meeting -IRSA

On October 5, 2023, the General Ordinary and Extraordinary Shareholders’ Meeting of IRSA was held where it was resolved to allocate the results of the year as follows: (I) ARS 2,867.5 million to the integration of the Legal Reserve, (ARS 3,428.9 million in homogeneous currency of the date of the Shareholders' meeting) and, (II) the remainder for the sum of ARS 54,483.3 million (ARS 65,148.9 million in homogeneous currency of the date of the Shareholders' meeting), to the distribution of a dividend to Shareholders in proportion to their shareholdings, payable in cash for the sum of ARS 64,000 million. Taking into consideration that the restated results were sufficient to cover the payment of the proposed dividends, it was approved to allocate the balance of the restated results for the year (ARS 1,148.9 million) to the integration of the Reserve for future dividends. The amounts are expressed in currency defined as approved by the Ordinary and Extraordinary Shareholders' Meeting.

Likewise, it was approved to distribute 13,928,410 own shares in the portfolio of nominal value ARS 1 to the Shareholders in proportion to their shareholdings. Due to the aforementioned change in nominal value, each share of nominal value ARS 1 corresponds to 0.90780451408 shares of nominal value ARS 10, therefore, said amount updated by the aforementioned liquidation corresponds to the amount of 12,644,273 shares of nominal value ARS 10.

On October 20, 2023, IRSA reported that it had made the payment of the dividend approved at the meeting held on October 5, 2023 in Argentina.

The cash dividend and treasury shares distribution among GDS holders have been delayed due to the exchange and securities restrictions in force in Argentina. On October 20, 2023, the Company deposited the amount corresponding to the cash dividend in the mutual fund called “Super Ahorro $” managed by Santander Asset Management Gerente de Fondos Comunes de Inversión S.A., to preserve the value of the dividend in Argentine pesos. On December 12, 2023, the Company transferred the funds to the Depositary Bank of New York, fulfilling its obligation to pay dividends and leaving in the hands of the Depositary the completion of the process with the distribution to the holders.

On January 19, 2024, once the corresponding administrative processes had been completed, the Depositary paid the cash dividend, for a net amount per GDS of USD 0.955110, including the yield of the “Super Ahorro $” fund. Likewise, on January 29, 2024, the distribution of treasury shares was carried out among GDS holders.

The aforementioned corresponds to the payment of dividends to foreign holders, the dividends to local shareholders were canceled on October 12, 2023.

Change in Warrants terms and conditions - IRSA

Because of the payment of cash dividends and the pro-rata distribution of treasury shares among its shareholders, made by IRSA on October 12, 2023, certain terms and conditions of the outstanding warrants to subscribe common shares have changed:

•	Number of shares to be issued per warrant: Pre-dividend ratio: 1.0639. Post-dividend ratio: 1.2272 (nominal value ARS 10).

•	Exercise price per new share to be issued: Pre-dividend price: USD 0.4063. Post-dividend price: USD 0.3522 (nominal value ARS 10).

The other terms and conditions of the warrants remain the same.

Cash dividend payment - IRSA

On May 2, 2024, through a Board Meeting in accordance with the delegation resolved by the Ordinary and Extraordinary General Shareholders’ Meeting of IRSA on October 28, 2022, regarding the utilization and allocation of the special reserve, it was approved to make available to its shareholders, starting from May 9, 2024, a cash dividend for the amount of ARS 55,000 million. These were paid fully as of the date of these consolidated financial statements. The amounts are expressed in the currency defined as approved by the Ordinary and Extraordinary General Meeting of Shareholders.

Change in Warrants terms and conditions - IRSA

Because of the payment of cash dividends and the pro-rata distribution of treasury shares among its shareholders, made by IRSA on May 9, 2024, certain terms and conditions of the outstanding warrants to subscribe common shares have changed:

•	Number of shares to be issued per warrant: Pre-dividend ratio: 1.2272. Post-dividend ratio: 1.3070 (nominal value ARS 10).

•	Exercise price per new share to be issued: Pre-dividend price: USD 0.3522. Post-dividend price: USD 0.3307 (nominal value ARS 10).

The other terms and conditions of the warrants remain the same.

Warrants exercise - IRSA

During the year ended June 30, 2024, certain warrant holders exercised their right to purchase additional shares. For this reason, USD 1.7 million were received, for converted warrants of 4,041,117  and a total of 5,104,917 common shares of the Company with a nominal value of ARS 10 were issued.

Las Londras Farmland

On December 20, 2020, BrasilAgro acquired the following companies established in Bolivia from Cresud: (i) Agropecuaria Acres del Sud S.A.; (ii) Ombú Agropecuaria S.A.; (iii) Yatay Agropecuaria S.A.; and (iv) Yuchan Agropecuaria S.A. (“Bolivian Companies”). The Bolivian Companies maintained possession, ownership or presumed ownership of various rural properties in Bolivia, including the rural property called "Las Londras" (part of the assets of Agropecuaria Acres del Sud), with an area of 4,485 hectares. At the time of the aforementioned operation, Las Londras was subject to an administrative land regularization process ("Land Regularization Process") initiated and conducted by the National Institute of Agrarian Reform of Bolivia ("INRA"), whose objective is the perfection of rights over property.

On November 25, 2021, as part of the Land Regularization Process, INRA issued the Final Land Regularization Resolution No. RA-SS 0504/2021 (“Definitive Resolution”), through which it declared the illegality of the possession of 4,435 hectares of Las Londras. On January 5, 2022, Agropecuaria Acres del Sud S.A. filed a “Contentious Administrative Lawsuit” challenging the Final Resolution in its entirety. However, on September 15, 2023, the Agro-Environmental Court issued a ruling declaring the Administrative Litigation Claim unfounded and confirming the Final Resolution (“Judgment”). In this context, Agropecuaria Acres del Sud S.A. will file a “Constitutional Amparo Action” against the Sentence, with the objective of revoking it.

BrasilAgro's external legal advisors have evaluated that the prospects of revoking the Judgment through the “Constitutional Amparo Action” are possible.

BrasilAgro – Payment of dividends

At the General Ordinary and Extraordinary Shareholders’ Meeting held on October 24, 2023, BrasilAgro approved the payment of dividends for BRL 320 million, corresponding to BRL 3.2387 per share.

FYO – Payment of dividends

At the General Ordinary and Extraordinary Shareholders’ Meeting held on October 29, 2023, FYO approved the payment of dividends for USD 9.7 million.

Extension of the concession contract of La Rural S.A. – OGDEN

On December 11, 2023 in the Autonomous City of Buenos Aires (CABA), Ogden S.A., a company controlled by the Group, together with Sociedad Rural Argentina (“SRA”) and La Rural de Palermo S.A. entered into a Joint Venture and Shareholders Agreement through which the extension of the exploitation term of the Property located at 4431 Juncal Street, CABA (of which La Rural S.A. is the usufructuary) was extended until December 31, 2037 with the option of extension until December 31, 2041.

The aforementioned agreement is the extension of the Usufruct Contract for the “Predio Ferial de Palermo” (“CUP99/04”), signed in 1999 and modified in 2004, and the Joint Venture Agreement AJV/13 signed between the parties on September 25, 2013.

For the extension of the usufruct term under La Rural S.A., Ogden S.A. will pay the SRA the sum of twelve million US dollars (USD 12 million) for all purposes, which will be paid in five annual installments. The first of these was paid upon approval of the agreement by the Shareholders’ Meeting of the SRA.

The validity of the aforementioned agreement was subject to the approval of the Shareholders’ Meeting of the SRA, approval which took place on February 1, 2024.

Banco Hipotecario S.A. – Cash dividend payment

On March 27, 2024, the Ordinary and Extraordinary General Shareholders’ Meeting of Banco Hipotecario S.A. approved the payment of a dividend of ARS 26,500 million, which will be paid in proportion of each shareholder’s stake and will be calculated in constant currency as of the date of the Shareholders’ Meeting and payment. The amounts are expressed in the currency defined as approved by the Ordinary and Extraordinary General Meeting of Shareholders.

On May 3, 2024, the BCRA approved the distribution of said dividend, which was paid in three consecutive monthly installments on May 27, June 27, and July 29, 2024.

La Rural S.A. – Cash dividend payment

On April 25, 2024, the Ordinary General Shareholders’ Meeting of La Rural S.A. approved the payment of a dividend of ARS 2,000 million. These were paid fully as of the date of these consolidated financial statements. The amounts are expressed in the currency defined as approved by the Ordinary General Meeting of Shareholders.

Economic context in which the Group operated

The Group operated in an economic context characterized by significant fluctuations in its key variables. The most relevant aspects are detailed below:

•

Economic Activity: At the end of 2023, the country experienced a 1.6% decline in its economic activity, according to INDEC data. This negative trend continued during the first quarter of the 2024, with a 2.6% decrease compared to the fourth quarter of the previous year. This trend persisted throughout the second quarter of the 2024 calendar year. The expectation of economic contraction remains for the rest of 2024, with a projected recovery of 3.5% in 2025, according to participants in the Market Expectations Survey (REM) carried out in September 2024.

•

Inflation: Between July 1, 2023, and June 30, 2024, accumulated inflation reached 271.5% (measured by the CPI). During the first half of 2024, inflation showed a deceleration, and the annual inflation projection for December 2024, according to the REM  carried out in September 2024, is expected to be 123.6%. As a subsequent event, the accumulated inflation between July 1, 2024 and September 30, 2024 reached 12%.

•

Exchange Rate: During the same period, according to the official exchange rate, the Argentine peso nominally depreciated against the US dollar, moving from ARS 256.7 to ARS 912 per dollar by the end of the period. The MEP dollar followed a similar trend, going from ARS 482.52 to ARS 1,348.58. As a subsequent event, the official exchange rate increased from ARS 912 to ARS 970.5 per dollar, while the MEP dollar decreased from ARS 1,348.58 to ARS 1,210 per dollar. The effects on those figures subject to these exchange rates will be reflected in the interim consolidated financial statements as of September 2024.

•	Fiscal Surplus: In the first half of 2024, Argentina achieved a fiscal surplus of 0.4% of GDP as a result of the government’s severe measures to stabilize public accounts, reduce monetary issuance, and lower inflation.
•

Currency Restrictions: The monetary authority maintained the exchange restrictions established in previous years throughout 2023 and the first half of 2024.However, the government has initiated a gradual process to relax these restrictions to promote sustainable growth. Despite these restrictions, the company successfully met all its financial and contractual obligations

On December 10, 2023, a new government took office in Argentina with the intention of carrying out a broad legal and regulatory reform.

Among the first measures taken by the new government was a Decree of Necessity and Urgency (DNU) issued in December 2023, which introduced amendments to various laws. Although the DNU was rejected by the Senate, some of its provisions remained in effect due to judicial actions that suspended certain modifications. Subsequently, in June 2024, the “Law of Bases and Starting Points for the Freedom of Argentinians” was enacted. This law declares a public emergency in administrative, economic, financial, and energy matters for one year and delegates powers to the national Executive Branch to reorganize public administration, reduce the deficit, and improve transparency in state management. The law also introduces reforms in the labor market, customs code and the status of public companies. Although some provisions faced resistance and legal challenges, the law has been regarded as a fundamental step in the country’s economic restructuring.

The reforms proposed by the new government, including the “Law of Bases and Starting Points for the Freedom of Argentinians”, are in the process of implementation and legislative discussion. Although some provisions have been approved, many of the reforms still face resistance and legal challenges. The evolution of these reforms and any new measures that may be announced remain uncertain at this time.

The Group’s management continuously monitors the evolution of variables affecting its business to define its course of action and identify potential impacts on its financial and equity position. The Group’s financial statements should be read in light of these circumstances.